DYNAMIC VARIABLE LIFE I

SINGLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
issued by
ReliaStar Life Insurance Company
and its
ReliaStar United Services Variable Life Separate Account I

Supplement Effective as of April 30, 2012

This supplement updates and amends certain information contained in your Prospectus dated May 1, 1994, ad subsequent supplements thereto. Please read it carefully and keep it with your Prospectus for future reference.
__________________________________________________________________________

IMPORTANT INFORMATION ABOUT THE FUNDS AVAILABLE
THROUGH THE POLICY

The following chart lists the Funds that are, effective April 30, 2012, available through the ReliaStar United Services Variable Life Separate Account I, along with each Fund’s investment adviser/subadviser and investment objective. More detailed information about these Funds can be found in the current prospectus and Statement of Additional Information for each Fund. If you received a summary prospectus for any of the Funds available through your policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

There is no assurance that the stated investment objectives of any of the Funds will be achieved. Shares of the Funds will rise and fall in value and you could lose money by allocating policy value to the subaccounts that invest in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act.

Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Liquid Assets Portfolio	Investment Adviser:	Seeks high level of current income
(Class I)	Directed Services LLC	consistent with the preservation of
	Subadviser:	capital and liquidity.
ING Investment Management Co.
LLC*
ING Balanced Portfolio (Class I)	Investment Adviser:	Seeks total return consisting of
	ING Investments, LLC	capital appreciation (both realized
	Subadviser:	and unrealized) and current income;
	ING Investment Management Co.	the secondary investment objective
	LLC*	is long-term capital appreciation.

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Investment Adviser/
Fund Name	Subadviser	Investment Objective
ING Intermediate Bond Portfolio	Investment Adviser:	Seeks to maximize total return
(Class I)	ING Investments, LLC	consistent with reasonable risk. The
	Subadviser:	portfolio seeks its objective through
	ING Investment Management Co.	investments in a diversified
	LLC*	portfolio consisting primarily of
debt securities. It is anticipated that
capital appreciation and investment
income will both be major factors
in achieving total return.
ING Growth and Income	Investment Adviser:	Seeks to maximize total return
Portfolio (Class I)	ING Investments, LLC	through investments in a diversified
	Subadviser:	portfolio of common stocks and
	ING Investment Management Co.	securities convertible into common
	LLC*	stocks. It is anticipated that capital
appreciation and investment income
will both be major factors in
achieving total return.

IMPORTANT INFORMATION ABOUT THE COMPANY’S
INTEREST BEARING RETAINED ASSET ACCOUNT

Subject to state law conditions and requirements, full payment of the death benefit proceeds to the Beneficiary may be made into an interest bearing retained asset account that is backed by our general account. The retained asset account is not guaranteed by the FDIC. The Beneficiary may access the entire death benefit proceeds in the account at any time without penalty through a draftbook feature. The Company seeks to earn a profit on the account, and interest credited on the account may vary from time to time but will not be less than the minimum rate stated in the supplemental contract delivered to the Beneficiary together with the paperwork to make a claim to the death benefit proceeds. Interest earned on the death benefit proceeds in the account may be less than could be earned if the death benefit proceeds were invested outside of the account. Likewise, interest credited on the death benefit proceeds in the account may be less than under other settlement or payment options available through the Policy. A Beneficiary should carefully review all settlement and payment options available under the Policy and are encouraged to consult with a financial professional or qualified tax advisor before choosing a settlement or payment option.

A Beneficiary may request additional information about the retained asset account and the draftbook feature or may elect to receive payment of the death benefit proceeds by check rather than through the account’s draftbook feature by contacting our ING Customer Service Center at P.O. Box 5011, Minot, ND 58702-5011, 1-877-886-5050 or www.ingservicecenter.com.

*	Effective December 31, 2011, ING Investment Management Co. merged with and into ING Investment Management Co. LLC.

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REGULATORY MATTERS

As with many financial services companies, the Company and its affiliates periodically receive informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with examinations, inquiries, investigations and audits of the products and practices of the Company or the financial services industry. Considerable regulatory scrutiny currently is being focused on whether and to what extent life insurance companies are using the United States Social Security Administration’s Death Master File (“SSDMF”) to proactively ascertain when customers have deceased and to pay benefits even where no claim for benefits has been made. The Company has received industry-wide and Company-specific inquiries and is engaged in market conduct examinations with respect to its claims settlement practices, use of the SSDMF and compliance with unclaimed property laws. A majority of states are conducting an audit of the Company’s compliance with unclaimed property laws. The Company also has been reviewing whether benefits are owed and whether reserves are adequate in instances where an insured appears to have died, but no claim for death benefits has been made. Some of the investigations, exams, inquiries and audits could result in regulatory action against the Company. The potential outcome of such action is difficult to predict but could subject the Company to adverse consequences, including, but not limited to, settlement payments, additional payments to beneficiaries and additional escheatment of funds deemed abandoned under state laws. They may also result in fines and penalties and changes to the Company’s procedures for the identification and escheatment of abandoned property and other financial liability. While it is not possible to predict the outcome of any such action, or internal or external investigations, examinations, reviews or inquiries, management does not believe that they will have a material adverse effect on the Company’s financial position. It is the practice of the Company and its affiliates to cooperate fully in these matters.

MORE INFORMATION IS AVAILABLE

More information about the Funds available through your Policy, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each Fund. You may obtain these documents by contacting us at our:

ING Customer Service Center
P.O. Box 5011
Minot, ND 58702-5011
1-877-886-5050

If you received a summary prospectus for any of the Funds available through your Policy, you may obtain a full prospectus and other Fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the Fund’s summary prospectus.

X.RSLD-12	Page 3 of 3	April 2012